UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

Salomon Brothers Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Salomon Brothers Capital and Income Fund Inc.

A N N U A L R E P O R T

OCTOBER 31, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Salomon Brothers Capital and Income Fund Inc.

Annual Report • October 31, 2005

	Letter from the Chairman	1
What’s Inside
	Manager Overview	5

	Fund at a Glance	11

	Schedule of Investments	12

	Statement of Assets and Liabilities	37

	Statement of Operations	38

	Statements of Changes in Net Assets	39

	Statement of Cash Flows	40

	Financial Highlights	41
Fund Objective The Fund’s investment objective is total return with an emphasis on income.
	Notes to Financial Statements	42

	Report of Independent Registered Public Accounting Firm	50

	Board Approval of Management Agreement	51

	Additional Information	61

	Annual Chief Executive Officer and Chief Financial Officer

	Certification	65

	Dividend Reinvestment Plan	66

	Important Tax Information	68

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year of this report. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward-off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the twelve rate hikes by the Fed have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

     During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period. Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.96% and 8.99%, respectively.

Salomon Brothers Capital and Income Fund Inc.      1

     During much of this fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index[x], returned 1.13%.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2      Salomon Brothers Capital and Income Fund Inc.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date, Legg Mason expects to recommend to the Boards of Directors of the funds that Western Asset be appointed as the adviser or sub-adviser to the funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

     The Fund has been advised by the Manager that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006 to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western Asset.

     The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed income operations and Western Asset in the best interests of the Fund and its shareholders.

Salomon Brothers Capital and Income Fund Inc.      3

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) ix The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

x	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

4      Salomon Brothers Capital and Income Fund Inc.

Manager Overview

MICHAEL SEDOY (left) Co-portfolio Manager MARK MCALLISTER (right) Co-Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient during the fiscal year and the S&P 500 Indexi posted an 8.72% total return for the period.

     The Fed continued to raise interest rates over the period in an attempt to ward-off inflation. All told, the Fed’s 12 rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

     The top-performing sector within the S&P 500 Index was energy, gaining 33.71%. Other leading sectors included utilities (23.86%) and consumer staples (10.18%) . All sectors had positive returns during the period with the exception of consumer discretionary (–1.06%) and telecommunications (–0.46%). Among large-cap equities, value stocks continued to outperform growth stocks as measured by the performance of the S&P 500 Barra Value Indexii, which returned 10.17% and the S&P 500 Barra Growth Indexiii, which returned 7.25%. Small-cap stocks continued to outperform large-cap stocks as represented by the small-cap Russell 2000 Indexiv, which increased 12.08% and the large-cap Russell 1000 Index, which increased 10.47%.

     In the fixed income markets, during the one-year period, emerging markets returned 10.54%, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v. Although there were periods of weakness in March and July 2005, the emerging markets debt asset class generated solid results. Improving country fundamentals and strong market technicals outweighed the downward pressure exerted by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil supported many emerging market countries. The high yield market returned 3.55%, as represented by the Citigroup High Yield Market Indexvi. After a strong start, high-yield bonds fell sharply in March and April 2005 as investors became concerned over downgrades for General Motors and Ford Motor Company bonds. However, the high yield market reversed course and rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Investment grade bonds returned 1.13%, as represented by the Lehman Brothers Aggregate Bond Indexvii. In general, the investment grade

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      5

bond asset class experienced lackluster performance and broad-based weakness with higher rates and wider spreads across the curve.

     Due to the Fund’s allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews, for the period of this report included below.

Investment Grade Market Review
During the 12 months ended October 31, 2005, markets were primarily driven by Federal Reserve Board (“Fed”)viii activity, employment and inflation data and rising energy costs, exacerbated near period-end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointix hikes during the period brought the federal funds ratex to 3.75% from 1.75% by the reporting period’s end. The Fed raised rates an additional quarter point to 4.00% on November 1st, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period-end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

     As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace —investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” In its most recent statement (from the September 20th meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained “contained” (even if the language was downgraded from the “well contained” language used at prior meetings).

     Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product (“GDP”)xi declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the reporting period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before reporting period’s end, continue to cast a pall on growth and consumer spending expectations.

     This was particularly true in the latter half of the reporting period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the reporting period,

6      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the reporting period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near the reporting period’s end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

     While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the reporting period, continued strong growth and limited wage pressures are keeping long-term inflation expectations “contained”. Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, Core Consumer Price Index (CPI) inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI) inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator, the Fed’s preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

Emerging Markets Debt Review
Emerging markets debt returned 10.54% during the 12 months ended October 31, 2005, as represented by the EMBI Global. Strong country fundamentals and market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector during volatility of Spring 2005. Continued progress on political and economic reform in many emerging countries, continued commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

     Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging market debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      7

     Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the reporting period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the reporting period, emerging markets proved relatively resilient, boosted by strong investor demand for greater risk assets despite the early July terrorist bombings in London, continued political noise in key emerging countries and increasing volatility in U.S. Treasuries.

     Spreads tightened 157 basis points during the 12-month period ended October 31, 2005, closing at 242 basis points over U.S. Treasuries. Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange. Over the period, 12-month return volatility stood at 4.92% xii, substantially below long-term, historical levels of approximately 16%.

Performance Review
For the 12 months ended October 31, 2005, the Salomon Brothers Capital and Income Fund Inc. returned 6.85%, based on its New York Stock Exchange (“NYSE”) market price and 12.34% based on its net asset value (“NAV”)xiii per share. In comparison, the Fund’s unmanaged benchmark, the S&P 500 Index, returned 8.72% and its Lipper Income and Preferred Stock Closed-End Funds Category Averagexiv increased 6.76% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

     During the 12-month period of this report, the Fund made distributions to shareholders totaling $1.20 per share, (which may have included a return of capital). The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2005. Past performance is no guarantee of future results.

Q. What were the most significant factors affecting Fund performance?

Fund Performance as of October 31, 2005 (unaudited)

12 Month
Price Per Share	Total Return

$19.69 (NAV)	12.34%

$17.19 (Market Price)	6.85%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

    What were the leading contributors to performance?

A. The performance of the equity portion of the Fund was driven by both asset allocation and security selection. Energy, financials and health care were the strongest contributing sectors to Fund performance with Nexen, Total S.A., Altria Group, SpectraSite Inc., and Marathon Oil making the largest positive contributions.

     We have kept our leverage levels constant over the last 12 months at $220 million, which is approximately 25% of gross assets or 33% of net assets. While the cost of our credit facility rose during the year along with short-term interest rates, we are still comfortable with our leverage ratio.

8      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

     For the fixed-income portion, during the annual period, the Fund benefited from its yield curve positioning, underweight to shorter maturities in favor of the longer portion of the curve. The flattening yield curve positively impacted Fund returns. The Fund’s exposure to higher yielding assets also supported returns during the period on favorable market fundamentals and technicals in non-investment grade markets.

    What were the leading detractors from performance?

A. The weakest performing sectors of the equity portion of the Fund were materials, utilities and industrials. Securities that detracted the most from performance included OSI Pharmaceuticals Inc., Pfizer Inc., Lexmark International, Navistar International Corp., and Zimmer Holdings. Within the fixed income portion of the Fund, emerging markets debt was the only investment class to outperform the S&P 500 Index.

     For the fixed-income portion, the portfolio’s shorter duration posture versus the benchmark early in the reporting period detracted from performance, as the longer end (10+ years) of the yield curve held up better than we expected. However, the portfolio recouped some of its early losses in the second half of the period due to its shorter duration position as rates continued to climb across all parts of the yield curve. The Fund’s allocation to investment grade corporates detracted from performance during the annual period due to market volatility predicated on idiosyncratic risk (i.e. negative auto sector headlines, M&A and LBO activity and shareholder-friendly corporate actions).

Q. Were there any significant changes to the Fund during the reporting period?

A. Last year, the Board of Directors authorized the Fund to repurchase up to 1 million shares of common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. For the period, the Fund repurchased 581,400 shares. The NAV discount was 12.7% as of October 31, 2005. We believe this NAV discount is not justified by the Fund’s structure or performance over the period.

Looking for Additional Information?
The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSCDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      9

     Thank you for your investment in the Salomon Brothers Capital and Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister
Co-Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Federal Republic of Brazil (3.0%), Targeted Return Index Securities (TRAINS) (2.5%), Federal Home Loan Mortgage Corp. (FHLMC) (2.3%), Total SA (1.7%), Russian Federation (1.7%), United Mexican States (1.5%), El Paso Corp. (1.4%), Host Marriott Finance Trust (1.4%), United Mexican States (1.4%) and General Electric Co. (1.4%). Please refer to pages 12 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Financials (24.4%), Consumer Discretionary (13.0%), Energy (12.1%), Health Care (11.0%) and Information Technology (9.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Like any investment where there is risk of loss, you may not be able to sell the shares of the Fund for the same amount that you purchased them. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact in Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The S&P 500 Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iii	The S&P 500 Barra Growth Index is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

v	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ix	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

x	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

xi	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

xii	Source: JP Morgan Chase

xiii	NAV is calculated by subtracting total liabilities from the closing value of all securities (plus all other assets) held by the Fund and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category, and excluding sales charges.

10      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments (Excluding Securities Purchased From Securities Lending Collateral)

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      11

Schedule of Investments (October 31, 2005)

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Face
Amount	Security#	Value

CORPORATE BONDS & NOTES — 15.7%
Aerospace & Defense — 0.0%
$ 150,000	Goodrich Corp., Notes, 7.500% due 4/15/08	$157,580
125,000	Lockheed Martin Corp., Notes, 7.700% due 6/15/08	133,076
112,000	Raytheon Co., Notes, 6.750% due 8/15/07	115,294

	Total Aerospace & Defense	405,950

Auto Components — 0.0%
213,000	Dura Operating Corp., Senior Unsecured Notes, Series B, 8.625% due 4/15/12 (a)	181,582
125,000	Johnson Controls Inc., Senior Unsecured Notes, 5.000% due 11/15/06	124,971

	Total Auto Components	306,553

Automobiles — 0.3%
150,000	DaimlerChrysler North America Holding Corp., Notes, 6.400% due 5/15/06	151,267
	Ford Motor Co.:
250,000	Debentures, 6.625% due 10/1/28	172,500
1,675,000	Notes, 7.450% due 7/16/31 (a)	1,239,500
	General Motors Corp., Senior Debentures:
150,000	8.250% due 7/15/23 (a)	111,375
1,200,000	8.375% due 7/15/33 (a)	895,500

	Total Automobiles	2,570,142

Beverages — 0.1%
100,000	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06	97,759
500,000	Constellation Brands Inc., Senior Subordinated Notes, Series B,
	8.125% due 1/15/12 (a)	523,125

	Total Beverages	620,884

Building Products — 0.0%
100,000	Masco Corp., Notes, 6.750% due 3/15/06	100,762

Capital Markets — 0.1%
325,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14 359,125
150,000	Morgan Stanley, Notes, 5.800% due 4/1/07	151,879

	Total Capital Markets	511,004

Chemicals — 1.2%
500,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC,
	Second Priority Senior Secured Notes, 9.000% due 7/15/14 (b)	494,375
1,000,000	Compass Minerals Group Inc., Senior Subordinated Notes,
	10.000% due 8/15/11	1,082,500
1,000,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (a)	1,095,000
650,000	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	630,500
1,000,000	Huntsman International LLC, Senior Subordinated Notes,
	10.125% due 7/1/09 (a)	1,033,750
104,000	ICI Wilmington Inc., Notes, 4.375% due 12/1/08	101,728
500,000	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	527,500
1,000,000	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	1,120,000
1,116,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	1,202,490
600,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13 (a)	615,750

See Notes to Financial Statements.

12      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Chemicals — 1.2% (continued)
$ 500,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	$483,750
6,000	PPG Industries Inc., Notes, 6.500% due 11/1/07	6,181
650,000	PQ Corp., Senior Subordinated Notes, 7.500% due 2/15/13 (b)	601,250
125,000	Praxair Inc., Unsecured Notes, 2.750% due 6/15/08	118,587
500,000	Resolution Performance Products LLC/RPP Capital Corp., Secured Notes,
	9.500% due 4/15/10 (a)	507,500
	Rhodia SA:
500,000	Senior Notes, 7.625% due 6/1/10	486,250
500,000	Senior Subordinated Notes, 8.875% due 6/1/11 (a)	475,000
325,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	349,375

	Total Chemicals	10,931,486

Commercial Banks — 0.2%
125,000	American Express Centurion Bank, Notes, 4.087% due 7/19/07 (c)	125,222
380,000	Banesto Finance Ltd., Subordinated Notes, 7.500% due 3/25/07	392,305
125,000	Bank of America Corp., Subordinated Notes, 6.375% due 2/15/08	129,042
250,000	Bank United Corp., Senior Notes, 8.875% due 5/1/07	262,109
109,091	Fifth Third Bank, Notes, 2.870% due 8/10/09	104,838
200,000	SunTrust Bank, Notes, 4.550% due 5/25/09	197,121
150,000	Wells Fargo & Co., Notes, 4.020% due 3/23/07 (c)	150,145
100,000	Zions Bancorp., Senior Notes, 2.700% due 5/1/06	99,042

	Total Commercial Banks	1,459,824

Commercial Services & Supplies — 0.4%
475,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	521,312
	Allied Waste North America Inc.:
75,000	Senior Notes, 7.250% due 3/15/15 (a)(b)	74,625
	Senior Secured Notes, Series B:
217,000	9.250% due 9/1/12 (a)	234,978
1,000,000	7.375% due 4/15/14 (a)	942,500
100,000	Cendant Corp., Senior Notes, 6.875% due 8/15/06	101,314
450,000	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	418,500
125,000	Cintas Corp. No. 2, Senior Notes, 5.125% due 6/1/07 (a)	125,571
350,000	Corrections Corporation of America, Senior Subordinated Notes,
	6.250% due 3/15/13	346,063
1,325,000	Iron Mountain Inc., Senior Subordinated Notes, 7.750% due 1/15/15	1,325,000

	Total Commercial Services & Supplies	4,089,863

Communications Equipment — 0.2%
2,000,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,720,000

Computers & Peripherals — 0.1%
125,000	Hewlett-Packard Co., Senior Notes, 5.500% due 7/1/07	126,468
125,000	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (b)	122,287
200,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (b)	204,000

	Total Computers & Peripherals	452,755

Consumer Finance — 0.0%
125,000	SLM Corp., Medium-Term Notes, Series A, 4.400% due 1/26/09 (c)	125,404

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      13

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Containers & Packaging — 0.6%
$ 500,000	Anchor Glass Container Corp., Senior Secured Notes,
	11.000% due 2/15/13 (d)*	$320,000
1,000,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	1,035,000
213,415	Crown European Holdings SA, Secured Notes, 9.500% due 3/1/11	234,757
625,000	Graphic Packaging International Corp., Senior Subordinated Notes,
	9.500% due 8/15/13 (a)	564,062
1,250,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12 (a)	1,184,375
750,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	723,750
900,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 (a)	895,500
500,000	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	550,000
	Pliant Corp.:
234,020	Senior Secured Notes, 11.625% due 6/15/09	253,912
	Senior Subordinated Notes:
100,000	13.000% due 6/1/10	15,000
50,000	13.000% due 6/1/10	7,500
50,000	Stone Container Finance Co. of Canada II, Senior Notes,
	7.375% due 7/15/14 (a)	44,625

	Total Containers & Packaging	5,828,481

Diversified Financial Services — 2.5%
1,000,000	Alamosa Delaware Inc., Senior Discount Notes, step bond to yield
	10.290% due 7/31/09	1,100,000
125,000	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	125,971
125,000	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07	126,245
75,000	Boeing Capital Corp., Senior Notes, 5.650% due 5/15/06	75,521
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	127,445
125,000	CIT Group Inc., Senior Notes, 5.500% due 11/30/07	126,618
113,579	Core Investment Grade Bond Trust I, Pass-Through Certificates,
	4.659% due 11/30/07	112,302
125,000	Countrywide Home Loans Inc., Medium-Term Notes, Series M,
	4.125% due 9/15/09	120,183
	Ford Motor Credit Co.:
200,000	Global Landmark Securities, 6.500% due 1/25/07	197,684
1,050,000	Notes, 7.000% due 10/1/13 (a)	962,440
125,000	General Electric Capital Corp., Medium-Term Notes, Series A,
	3.984% due 6/22/07 (c)	125,162
	General Motors Acceptance Corp., Notes:
156,000	6.125% due 9/15/06	155,576
1,600,000	6.750% due 12/1/14 (a)	1,532,515
162,000	Global Cash Access LLC/Global Cash Finance Corp.,
	Senior Subordinated Notes, 8.750% due 3/15/12	173,137
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	128,061
125,000	International Lease Finance Corp., Notes, 5.750% due 10/15/06	125,817
125,000	John Deere Capital Corp., Medium-Term Notes, Series D, 4.400% due 7/15/09	123,023
150,000	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	151,128
125,000	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (b)	121,802
275,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)(b)	265,375
150,000	Rio Tinto Finance USA Ltd., Notes, 2.625% due 9/30/08	140,719

See Notes to Financial Statements.

14      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Diversified Financial Services — 2.5% (continued)
$ 500,000	Sensus Metering Systems Inc., Senior Subordinated Notes,
	8.625% due 12/15/13	$457,500
15,579,265	Targeted Return Index Securities (TRAINS), Secured Notes,
	Series HY-2005-1, 7.651% due 6/15/15 (b)	15,800,148
125,000	Textron Financial Corp., Medium-Term Notes, Series E, 2.750% due 6/1/06	123,774
125,000	TIAA Global Markets Inc., Notes, 4.125% due 11/15/07 (b)	123,315
350,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes,
	step bond to yield 5.594% due 10/1/15 (a)	246,750
125,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes,
	9.000% due 10/1/14	130,937

	Total Diversified Financial Services	22,999,148

Diversified Telecommunication Services — 0.6%
125,000	GTE Corp., Debentures, 6.360% due 4/15/06	125,900
750,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10 (a)	791,250
150,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (b)(c)	152,625
550,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (b)	364,375
850,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	943,500
50,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	52,625
190,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	200,925
2,125,000	Qwest Services Corp., Senior Secured Notes, 14.000% due 12/15/14	2,584,531
125,000	SBC Communications Inc., Notes, 5.750% due 5/2/06 (a)	125,673

	Total Diversified Telecommunication Services	5,341,404

Electric Utilities — 0.3%
1,000,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09	1,042,500
75,000	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	71,991
125,000	Niagara Mohawk Power Corp., First Mortgage Notes, 7.750% due 5/15/06	127,117
150,000	Nisource Finance Corp., Senior Notes, 7.625% due 11/15/05	150,157
250,000	Pinnacle West Capital Corp., Senior Notes, 6.400% due 4/1/06	251,826
1,000,000	Reliant Energy Inc., Senior Secured Notes, 9.500% due 7/15/13	1,070,000
325,000	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes,
	6.875% due 12/15/14 (b)	349,375

	Total Electric Utilities	3,062,966

Energy Equipment & Services — 0.1%
75,000	Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07	72,379
529,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (b)	544,870
250,000	Duke Energy Field Services LLC, Senior Notes, 5.750% due 11/15/06	252,208

	Total Energy Equipment & Services	869,457

Food & Staples Retailing — 0.1%
125,000	CVS Corp., Notes, 5.625% due 3/15/06	125,403
325,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14 (a)	303,062
500,000	Rite Aid Corp., Senior Debentures, 6.875% due 8/15/13 (a)	417,500
150,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	155,315

	Total Food & Staples Retailing	1,001,280

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      15

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Food Products — 0.5%
$ 396,017	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1,
	7.820% due 1/2/20	$425,966
75,000	Bunge Ltd. Finance Corp., Senior Notes, 4.375% due 12/15/08	73,617
125,000	Campbell Soup Co., Notes, 6.900% due 10/15/06	127,145
325,000	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	329,875
500,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	535,000
	Doane Pet Care Co., Senior Subordinated Notes:
500,000	9.750% due 5/15/07	500,625
325,000	10.625% due 11/15/15 (b)	330,687
	Dole Food Co. Inc.:
350,000	Debentures, 8.750% due 7/15/13	366,625
161,000	Senior Notes, 8.875% due 3/15/11	167,440
125,000	Kellogg Co., Senior Notes, 2.875% due 6/1/08	118,981
200,000	Kraft Foods Inc., Notes, 4.625% due 11/1/06	199,465
500,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	465,000
125,000	Unilever Capital Corp., Senior Notes, 6.875% due 11/1/05	125,000
625,000	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	659,375

	Total Food Products	4,424,801

Health Care Providers & Services — 0.6%
250,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	261,250
300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	304,500
500,000	Extendicare Health Services Inc., Senior Subordinated Notes,
	6.875% due 5/1/14	490,000
600,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	637,500
	HCA Inc.:
375,000	Debentures, 7.050% due 12/1/27	347,257
	Notes:
142,000	7.125% due 6/1/06	144,250
975,000	6.375% due 1/15/15 (a)	961,586
925,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
	8.750% due 6/15/14	952,750
325,000	InSight Health Services Holdings Corp., Senior Subordinated Notes,
	9.174% due 11/1/11 (b)(c)	311,188
150,000	Quest Diagnostics Inc., Senior Notes, 6.750% due 7/12/06	151,913
	Tenet Healthcare Corp., Senior Notes:
650,000	7.375% due 2/1/13 (a)	580,125
375,000	9.875% due 7/1/14	364,687
150,000	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08 (a)	145,141
75,000	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	75,767

	Total Health Care Providers & Services	5,727,914

Hotels, Restaurants & Leisure — 1.3%
625,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	626,562
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	991,250
200,000	Carnival Corp., Secured Notes, 3.750% due 11/15/07	195,682
325,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	323,375
875,000	Cinemark Inc., Senior Discount Notes, step bond to yield 18.428% due 3/15/14	623,438

See Notes to Financial Statements.

16      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Hotels, Restaurants & Leisure — 1.3% (continued)
$ 550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12 (a)	$540,375
325,000	Gaylord Entertainment Co., Notes, 6.750% due 11/15/15	315,250
450,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	446,625
1,000,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	950,000
500,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (b)	477,500
550,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	523,875
250,000	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	251,250
25,000	Loews Cineplex Entertainment Corp., Senior Subordinated Notes,
	9.000% due 8/1/14	24,188
125,000	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	128,177
	MGM MIRAGE Inc.:
	Senior Notes:
700,000	6.750% due 9/1/12	700,000
575,000	5.875% due 2/27/14 (a)	540,500
203,000	Senior Subordinated Notes, 9.375% due 2/15/10 (a)	222,285
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
300,000	7.125% due 8/15/14	304,500
350,000	6.875% due 2/15/15 (a)	351,750
325,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	313,625
500,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	498,750
325,000	Riddell Bell Holdings Inc., Senior Subordinated Notes,
	8.375% due 10/1/12 (a)	312,000
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	641,406
425,000	Six Flags Inc., Senior Notes, 9.625% due 6/1/14	422,875
625,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16 (a)	632,812
500,000	Turning Stone Casino Resort Enterprise, Senior Notes,
	9.125% due 12/15/10 (b)	517,500
500,000	VICORP Restaurants Inc., Senior Notes, 10.500% due 4/15/11 (a)	465,000

	Total Hotels, Restaurants & Leisure	12,340,550

Household Durables — 0.3%
100,000	Centex Corp., Notes, 4.750% due 1/15/08	99,053
125,000	Fortune Brands Inc., Notes, 2.875% due 12/1/06	122,185
500,000	Home Interiors & Gifts Inc., Senior Subordinated Notes,
	10.125% due 6/1/08	317,500
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14 (a)	600,000
600,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (a)	612,000
575,000	Tempur-Pedic Inc./Tempur Production USA Inc.,
	Senior Subordinated Notes, 10.250% due 8/15/10	623,875

	Total Household Durables	2,374,613

Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:
100,000	9.500% due 6/1/09	108,000
1,400,000	7.750% due 3/1/14 (a)	1,459,500
	Calpine Corp.:
13,075,000	Senior Notes, 8.500% due 2/15/11 (a)	6,210,625
1,000,000	Senior Secured Notes, 8.750% due 7/15/13 (a)(b)	697,500

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      17

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Independent Power Producers & Energy Traders — 1.3% (continued)
$ 175,000	Calpine Generating Co. LLC, Secured Notes, 13.216% due 4/1/11 (c)	$164,062
100,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	97,764
	Dynegy Holdings Inc.:
1,725,000	Debentures, 7.125% due 5/15/18	1,526,625
450,000	Senior Secured Notes, 10.125% due 7/15/13 (b)	497,250
835,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	914,325

	Total Independent Power Producers & Energy Traders	11,675,651

Industrial Conglomerates — 0.2%
	Cooper Industries Inc., Senior Notes:
125,000	5.250% due 7/1/07	125,697
100,000	5.500% due 11/1/09	101,519
1,000,000	Koppers Inc., Senior Secured Notes, 9.875% due 10/15/13	1,095,000
350,000	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14 (a)	308,000

	Total Industrial Conglomerates	1,630,216

Insurance — 0.1%
125,000	Hartford Financial Services Group Inc., Senior Notes, 2.375% due 6/1/06	123,391
75,000	Marsh & McLennan Cos. Inc., Notes, 4.270% due 7/13/07 (c)	74,711
500,000	Nationwide Life Global Funding I, Notes, 4.090% due 9/28/07 (b)(c)	500,531
150,000	Protective Life Secured Trust, Senior Secured Notes, Medium-Term Notes,
	4.210% due 4/13/07 (c)	150,208
156,000	Prudential Financial Inc., Medium Term Notes, 3.750% due 5/1/08	153,286
75,000	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	75,648

	Total Insurance	1,077,775

Machinery — 0.2%
352,000	Dover Corp., Notes, 6.450% due 11/15/05	352,207
200,000	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	201,786
475,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)(b)	458,375
225,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	237,375
775,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.895% due 4/15/14	569,625
213,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	213,000

	Total Machinery	2,032,368

Media — 1.5%
300,000	Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (b)	309,000
625,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (c)	642,187
625,000	CanWest Media Inc., Senior Subordinated Notes, Series B, 8.000% due 9/15/12 (a)	657,812
	CCH I Holdings LLC:
1,525,000	Senior Accreting Notes, step bond to yield 19.077% due 5/15/14 (b)	976,000
2,020,563	Senior Secured Notes, 11.000% due 10/1/15 (b)	1,838,712
700,000	Charter Communications Operating LLC, Second Lien Senior Notes,
	8.375% due 4/30/14 (b)	705,250
250,000	Clear Channel Communications Inc., Senior Notes, 3.125% due 2/1/07 (a)	243,635
250,000	COX Communications Inc., Notes, 7.750% due 8/15/06	255,328
	CSC Holdings Inc.:
225,000	Debentures, Series B, 8.125% due 8/15/09	231,188
375,000	Senior Notes, Series B, 8.125% due 7/15/09 (a)	385,312

See Notes to Financial Statements.

18      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Media — 1.5% (continued)
	Dex Media Inc., Discount Notes:
$ 750,000	step bond to yield 8.608% due 11/15/13	$585,000
1,000,000	step bond to yield 8.873% due 11/15/13 (a)	780,000
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Senior Notes:
764,000	8.375% due 3/15/13	830,850
475,000	6.375% due 6/15/15	468,469
1,000,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	975,000
300,000	Emmis Communications Corp., Senior Notes, 9.745% due 6/15/12 (c)	302,250
500,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures,
	9.500% due 6/15/13	543,750
750,000	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13 (a)	806,250
200,000	Nexstar Finance Holdings LLC, Senior Discount Notes,
	step bond to yield 9.548% due 4/1/13	145,000
50,000	Rainbow National Services LLC, Senior Subordinated Debentures,
	10.375% due 9/1/14 (b)	55,250
125,000	Reed Elsevier Capital Inc., Notes, 6.125% due 8/1/06	125,890
600,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	639,000
625,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes,
	8.000% due 3/15/12	645,312
150,000	TCI Communications Inc., Senior Notes, 6.875% due 2/15/06	150,809
150,000	Time Warner Inc., Notes, 6.125% due 4/15/06 (a)	150,905
	Walt Disney Co.:
100,000	Medium-Term Notes, 5.500% due 12/29/06	100,742
125,000	Senior Notes, Series B, 6.750% due 3/30/06	126,115
	Young Broadcasting Inc., Senior Subordinated Notes:
325,000	10.000% due 3/1/11 (a)	303,875
300,000	8.750% due 1/15/14 (a)	267,000

	Total Media	14,245,891

Metals & Mining — 0.1%
600,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13	607,426
275,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13 (a)	305,250
325,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (b)	298,187
150,000	WMC Finance USA, 6.750% due 12/1/06	153,091

	Total Metals & Mining	1,363,954

Multi-Utilities — 0.0%
125,000	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	130,055

Multiline Retail — 0.0%
225,000	Neiman Marcus Group Inc., Senior Subordinated Notes,
	10.375% due 10/15/15 (b)	218,250
125,000	Target Corp., Senior Notes, 5.500% due 4/1/07	126,320

	Total Multiline Retail	344,570

Oil, Gas & Consumable Fuels — 0.8%
255,000	Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06	256,957
	Chesapeake Energy Corp., Senior Notes:
775,000	6.375% due 6/15/15	765,312
75,000	6.625% due 1/15/16	75,188

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      19

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Oil, Gas & Consumable Fuels — 0.8% (continued)
	El Paso Corp., Medium-Term Notes:
$ 1,050,000	7.750% due 1/15/32 (a)	$1,047,375
1,000,000	7.800% due 8/1/31 (a)	997,500
500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	507,500
325,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	316,875
125,000	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	130,251
1,550,000	Petronas Capital Ltd., 7.875% due 5/22/22 (b)	1,888,749
1,500,000	Williams Cos. Inc., Senior Notes, 7.750% due 6/15/31 (a)	1,591,875

	Total Oil, Gas & Consumable Fuels	7,577,582

Paper & Forest Products — 0.4%
440,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	369,600
500,000	Appleton Papers Inc., Senior Subordinated Notes, Series B,
	9.750% due 6/15/14 (a)	472,500
250,000	Bowater Inc., Notes, 6.500% due 6/15/13 (a)	221,250
	Buckeye Technologies Inc.:
150,000	Senior Notes, 8.500% due 10/1/13	149,625
	Senior Subordinated Notes:
400,000	9.250% due 9/15/08 (a)	402,000
75,000	8.000% due 10/15/10	71,250
1,000,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	865,000
1,000,000	Norske Skog Canada Ltd., Senior Notes, 7.375% due 3/1/14 (a)	895,000
115,000	Weyerhaeuser Co., Notes, 5.250% due 12/15/09	114,788

	Total Paper & Forest Products	3,561,013

Personal Products — 0.2%
125,000	Avon Products Inc., Senior Notes, 7.150% due 11/15/09	134,822
675,000	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12 (a)	509,625
150,000	Gillette Co., Notes, 3.500% due 10/15/07	146,644
600,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11 (a)	624,000

	Total Personal Products	1,415,091

Pharmaceuticals — 0.0%
350,000	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15 (b)	323,750

Real Estate — 0.3%
1,000,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11 (a)	1,081,250
1,250,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (a)	1,273,438
500,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11 (a)	535,625
50,000	Simon Property Group LP, Notes, 6.375% due 11/15/07	51,268
200,000	Vornado Realty LP, Senior Notes, 5.625% due 6/15/07	201,828

	Total Real Estate	3,143,409

Semiconductors & Semiconductor Equipment — 0.1%
	Amkor Technology Inc., Senior Notes:
400,000	9.250% due 2/15/08	384,000
500,000	7.125% due 3/15/11 (a)	435,000
213,000	7.750% due 5/15/13 (a)	182,648

	Total Semiconductors & Semiconductor Equipment	1,001,648

See Notes to Financial Statements.

20      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Specialty Retail — 0.2%
$ 500,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10 (a)	$502,500
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (b)	124,375
500,000	CSK Auto Inc., Senior Notes, 7.000% due 1/15/14	470,000
325,000	Eye Care Centers of America Inc., Senior Subordinated Notes,
	10.750% due 2/15/15 (b)	306,312
225,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12 (a)	192,375
150,000	Home Depot Inc., Senior Notes, 5.375% due 4/1/06	150,447
125,000	Lowe’s Cos. Inc., Notes, 7.500% due 12/15/05	125,402
200,000	Toys “R” Us Inc., Notes, 7.375% due 10/15/18 (a)	143,000

	Total Specialty Retail	2,014,411

Textiles, Apparel & Luxury Goods — 0.2%
	Levi Strauss & Co., Senior Notes:
150,000	8.804% due 4/1/12 (c)	149,625
800,000	9.750% due 1/15/15 (a)	812,000
300,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	309,000
425,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14 (a)	377,187

	Total Textiles, Apparel & Luxury Goods	1,647,812

Tobacco — 0.0%
75,000	Altria Group Inc., Notes, 7.200% due 2/1/07	76,779
125,000	Cargill Inc., Notes, 6.250% due 5/1/06 (b)	126,073

	Total Tobacco	202,852

Water Utilities — 0.0%
155,000	United Utilities PLC, Notes, 6.450% due 4/1/08	159,916

Wireless Telecommunication Services — 0.6%
1,000,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12 (a)	1,047,500
1,450,000	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	1,518,120
625,000	Rogers Wireless Communications Inc., Secured Notes, 7.500% due 3/15/15	673,437
650,000	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	711,750
250,000	Sprint Capital Corp., Notes, 6.000% due 1/15/07	253,259
650,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	713,375
325,000	US Unwired Inc., Second Priority Secured Notes, Series B,
	10.000% due 6/15/12	371,313

	Total Wireless Telecommunication Services	5,288,754

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $152,721,532)	146,101,959

CONVERTIBLE BONDS & NOTES — 8.0%
Airlines — 0.2%
2,000,000	Continental Airlines Inc., Notes, 4.500% due 2/1/07	1,725,000

Biotechnology — 2.1%
5,000,000	BioMarin Pharmaceuticals Inc., Subordinated Notes, 3.500% due 6/15/08	4,706,250
3,000,000	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08 (a)	2,745,000
4,250,000	InterMune Inc., Senior Notes, 0.250% due 3/1/11 (b)	3,277,813
1,500,000	Isis Pharmaceuticals Inc., Subordinated Notes, 5.500% due 5/1/09	1,306,875
4,000,000	NPS Pharmaceuticals Inc., Senior Notes, 3.000% due 6/15/08	3,465,000

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      21

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Biotechnology — 2.1% (continued)
$ 2,750,000	Oscient Pharmaceutical Corp., Senior Notes, 3.500% due 4/15/11	$2,028,125
900,000	Vertex Pharmaceuticals Inc., Senior Subordinated Notes,
	5.750% due 2/15/11 (b)	1,450,125

	Total Biotechnology	18,979,188

Commercial Services & Supplies — 0.4%
4,500,000	Allied Waste North America Inc., Senior Subordinated Debentures,
	4.250% due 4/15/34	3,920,625

Communications Equipment — 1.2%
9,000,000	Ciena Corp., Senior Notes, 3.750% due 2/1/08	8,223,750
2,000,000	Nortel Networks Corp., Senior Notes, 4.250% due 9/1/08	1,877,500
1,000,000	Terayon Communication Systems Inc., Subordinated Notes,
	5.000% due 8/1/07	965,000

	Total Communications Equipment	11,066,250

Computers & Peripherals — 0.1%
1,500,000	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09	1,183,125

Independent Power Producers & Energy Traders — 0.1%
2,500,000	Calpine Corp., Contingent Convertible Senior Notes, 4.750% due 11/15/23 (a)	1,115,625

Media — 0.7%
	Charter Communications Inc., Senior Notes, Class A Shares:
1,560,000	5.875% due 11/16/09	1,146,600
690,000	5.875% due 11/16/09 (b)	507,150
5,000,000	Mediacom Communications Corp., Senior Notes, 5.250% due 7/1/06	4,925,000

	Total Media	6,578,750

Oil, Gas & Consumable Fuels — 1.0%
17,000,000	El Paso Corp., Debentures, zero coupon bond to yield 8.687% due 2/28/21	9,265,000

Pharmaceuticals — 0.2%
2,000,000	Sepracor Inc., Subordinated Debentures, 5.000% due 2/15/07	1,997,500

Semiconductors & Semiconductor Equipment — 0.9%
840,000	Amkor Technology Inc., Subordinated Notes, 5.000% due 3/15/07	739,200
8,500,000	Atmel Corp., Subordinated Notes, zero coupon bond to yield
	5.762% due 5/23/21	4,069,375
3,500,000	Conexant Systems Inc., Subordinated Notes, 4.000% due 2/1/07 (a)	3,377,500

	Total Semiconductors & Semiconductor Equipment	8,186,075

Software — 0.8%
3,545,000	i2 Technologies Inc., Subordinated Notes, 5.250% due 12/15/06	3,505,119
4,275,000	Manugistics Group Inc., Subordinated Notes, 5.000% due 11/1/07	4,071,937

	Total Software	7,577,056

Wireless Telecommunicattion Services — 0.3%
4,500,000	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (a)‡	2,677,500

	TOTAL CONVERTIBLE BONDS & NOTES
	(Cost — $79,078,000)	74,271,694

See Notes to Financial Statements.

22      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

ASSET-BACKED SECURITIES — 5.9%
Credit Card — 0.0%
$ 192,765	First Consumers Master Trust, Series 2001-A, Class A,
	4.280% due 9/15/08 (c)	$191,671

Home Equity — 5.9%
1,000,000	ACE Securities Corp., Series 2004-OP1, Class M3, 5.288% due 4/25/34 (c)	1,002,400
	Aegis Asset-Backed Securities Trust:
161,700	Series 2004-2N, Class N1, 4.500% due 4/25/34 (b)	161,387
1,250,000	Series 2004-5, Class M2, 5.258% due 12/25/34 (c)	1,265,484
376,357	Series 2004-5N, 5.000% due 12/25/34 (b)	372,911
944,418	Series 2004-6N, 4.750% due 3/25/35 (b)	939,254
	Ameriquest Mortgage Securities Inc.:
1,000,000	Series 2003-12, Class M2, 5.738% due 11/25/33 (c)	1,026,146
1,000,000	Series 2004-R08, Class M10, 6.538% due 9/25/34 (b)(c)	946,525
1,000,000	Series 2004-R11, Class M5, 5.238% due 11/25/34 (c)	1,019,351
1,000,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4,
	5.088% due 10/25/34 (c)	1,019,841
182,383	AQ Finance NIM Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (b)	181,625
	Argent NIM Trust:
34,935	Series 2004-WN08, Class A, 4.700% due 7/25/34 (b)	34,899
500,000	Series 2004-WN10, Class B, 7.385% due 11/25/34 (b)	506,162
	Argent Securities Inc., Series 2004-W8:
600,000	Class M10, 7.538% due 5/25/34 (c)	589,838
2,000,000	Class M4, 5.338% due 5/25/34 (c)	2,018,007
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2,
	5.488% due 1/25/34 (c)	760,945
227,394	Asset-Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1,
	4.450% due 5/26/34 (b)	226,148
	Bear Stearns Asset-Backed Securities Inc.:
2,000,000	Series 2004-HE5, Class M1, 4.608% due 7/25/34 (c)	2,001,166
1,253,068	Series 2005-AC4, Class M2, 4.708% due 7/25/35 (c)	1,253,063
	Bear Stearns Asset-Backed Securities Inc. NIM Trust, Series 2004-HE5N:
117,297	Class A1, 5.000% due 7/25/34 (b)	117,018
79,000	Class A2, 5.000% due 7/25/34 (b)	78,584
	Bear Stearns Asset-Backed Securities NIM Trust:
60,841	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (b)	60,508
115,852	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (b)	115,304
	Countrywide Asset-Backed Certificates:
750,000	Series 2003-03, Class M4, 5.438% due 3/25/33 (c)	755,326
236,840	Series 2004-02N, Class N1, 5.000% due 2/25/35 (b)	235,563
410,000	Series 2004-05, Class M4, 5.288% due 6/25/34 (c)	416,360
230,245	Series 2004-05N, Class N1, 5.500% due 10/25/35 (b)	229,409
2,000,000	Series 2004-BC4, Class M2, 4.888% due 10/25/34 (c)	2,007,612
97,737	Credit-Based Asset Servicing and Securitization, Series 2004-AN, Class A,
	5.000% due 9/27/36 (b)	97,253
814,991	CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class M2,
	5.238% due 11/25/31 (c)	817,552
230,088	Finance America NIM Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (b)	229,780

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      23

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Home Equity — 5.9% (continued)
$ 750,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2,
	Class M4, 4.938% due 3/25/34 (c)	$757,356
1,000,000	First Franklin Mortgage Loan Trust NIM, Series 2004-FF10, Class N2,
	6.000% due 11/26/34 (b)(e)	979,919
256,405	First Franklin NIM Trust, Series 2004-FF7A, Class A,
	5.000% due 9/27/34 (b)	255,170
	Fremont Home Loan Trust:
1,000,000	Series 2004-01, Class M5, 5.138% due 2/25/34 (c)	1,011,727
2,000,000	Series 2004-B, Class M4, 5.208% due 5/25/34 (c)	2,003,316
875,000	Series 2004-D, Class M5, 5.038% due 11/25/34 (c)	879,817
3,640	Fremont NIM Trust, Series 2004-B, 4.703% due 5/25/34 (b)	3,636
1,005,000	GSAMP Trust, Series 2004-OPT, Class M3, 5.188% due 11/25/34 (c)	1,012,197
836,455	Long Beach Asset Holdings Corp., Series 2004-06, Class N2,
	7.500% due 11/25/34 (b)	776,649
750,000	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2,
	5.188% due 11/25/34 (c)	752,996
1,000,000	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4,
	5.038% due 9/25/34 (c)	1,008,403
	Merrill Lynch Mortgage Investors Inc.:
94,020	Series 2004-WM2N, Class N1, 4.500% due 12/25/34 (b)	93,452
236,671	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (b)	234,403
	Morgan Stanley Asset Backed Securities Capital I:
1,400,000	Series 2004-HE4, Class M2, 5.338% due 5/25/34 (c)	1,400,814
500,000	Series 2004-HE9, Class M6, 5.288% due 11/25/34 (c)	505,716
1,000,000	Series 2004-NC8, Class M4, 5.038% due 9/25/34 (c)	1,011,981
1,000,000	Series 2004-OP1, Class M5, 5.088% due 11/25/34 (c)	1,013,378
	New Century Home Equity Loan Trust:
1,250,000	Series 2001-NC1, Class M2, 5.100% due 6/20/31 (c)	1,251,395
1,500,000	Series 2003-04, Class M2, 5.858% due 10/25/33 (c)	1,533,809
	Novastar Home Equity Loan:
2,000,000	Series 2003-04, Class M2, 5.663% due 2/25/34 (c)	2,038,294
1,000,000	Series 2004-01, Class M4, 5.013% due 6/25/34 (c)	1,004,655
1,250,000	Series 2004-02, Class M5, 5.538% due 9/25/34 (c)	1,266,030
1,000,000	Series 2004-4, Class M4, 5.138% due 3/25/35 (c)	1,001,251
750,000	Series 2005-02, Class M10, 7.038% due 10/25/35 (c)	682,500
88,070	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (b)	87,815
	Option One Mortgage Loan Trust:
422,349	Series 2002-02, Class M2, 5.188% due 6/25/32 (c)	423,062
1,000,000	Series 2002-4, Class M2, 5.168% due 7/25/32 (c)	1,004,801
1,500,000	Series 2004-02, Class M2, 5.088% due 5/25/34 (c)	1,500,875
	Park Place Securities NIM Trust:
500,000	Series 2004-WWF1, Class B, 6.290% due 1/25/35 (b)	497,813
616,675	Series 2005-WHQ2, Class A, 5.192% due 5/25/35 (b)	614,825
1,000,000	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3,
	5.938% due 3/25/34 (c)	1,012,774
1,000,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2,
	5.188% due 11/25/34 (c)	1,013,533

See Notes to Financial Statements.

24      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security#	Value

Home Equity — 5.9% (continued)
	Sail NIM Notes:
$ 150,206	Series 2003-BC2A, Class A, 7.750% due 4/27/33 (b)	$139,517
264,512	Series 2004-002A, Class A, 5.500% due 3/27/34 (b)	264,485
306,049	Series 2004-004A, Class A, 5.000% due 4/27/34 (b)	305,768
185,166	Series 2004-005A, Class A, 4.500% due 6/27/34 (b)	185,166
243,063	Series 2004-008A, Class A, 5.000% due 9/27/34 (b)	241,805
183,271	Series 2004-011A, Class A2, 4.750% due 1/27/35 (b)	182,276
292,389	Series 2004-11A, Class B, 7.500% due 1/27/35 (b)	285,986
398,357	Series 2004-AA, Class B, 7.500% due 10/27/34 (b)	318,685
	Series 2004-BN2A:
391,821	Class A, 5.000% due 12/27/34 (b)	390,903
383,598	Class B, 7.000% due 12/27/34 (b)	296,061
	Series 2005-1A:
100,137	Class A, 4.250% due 2/27/35 (b)	99,529
326,556	Class B, 7.500% due 2/27/35 (b)	319,960
	Sharp SP I LLC, NIM Trust:
266,032	Series 2004-HS1N, 5.920% due 2/25/34 (b)	262,743
190,908	Series 2004-OP1N, 5.190% due 4/25/34 (b)	190,693
280,590	Series 2005-HE1N, 5.190% due 2/25/35 (b)	279,528
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2,
	5.888% due 10/25/33 (c)	1,514,856

	Total Home Equity	54,397,744

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $54,502,671)	54,589,415

MORTGAGE-BACKED SECURITIES — 2.1%
FHLMC — 1.7%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
482,106	8.500% due 9/1/25	524,806
14,672,470	6.000% due 9/1/32-2/1/34	14,831,016

	Total FHLMC	15,355,822

FNMA — 0.4%
	Federal National Mortgage Association (FNMA):
2,058,141	8.000% due 12/1/12	2,154,402
1,924,820	5.500% due 4/1/35	1,900,042

	Total FNMA	4,054,444

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $19,643,686)	19,410,266

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
	Commercial Mortgage Pass-Through Certificates:
2,000,000	Series 2002-FL6, Class E, 4.970% due 6/14/14 (b)(c)	2,005,725
186,860	Series 2003-FL9, Class E, 4.970% due 11/15/15 (b)(c)	187,770
	Federal Home Loan Mortgage Corp. (FHLMC):
245,102	Series 2764, Class DT, 6.000% due 3/15/34 (c)	240,428
736,488	Series 2780, Class SL PAC, 6.000% due 4/15/34 (c)	725,727
446,836	Homestar NIM Trust, Series 2004-6, Class A1, 5.500% due 1/25/35 (b)	447,325

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      25

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†		Security#	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0% (continued)
$ 1,299,657		Impac CMB Trust, Series 2004-04, Class 2M2, 5.538% due 9/25/34 (c)	$1,302,708
915,785		Merit Securities Corp., Series 11PA, Class B2, 5.570% due 9/28/32 (b)(c)	893,606
		MLCC Mortgage Investors Inc.:
750,000		Series 2004-A, Class B2, 4.958% due 4/25/29 (c)	749,415
1,000,000		Series 2004-B, Class B2, 4.918% due 5/25/29 (c)	1,005,845
1,924,950		Saco I Trust, Series 2005-2, Class A, 4.238% due 4/25/35 (b)(c)	1,924,950

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost — $9,458,580)	9,483,499

SOVEREIGN BONDS — 14.3%
Argentina — 0.5%
		Republic of Argentina:
437,000	EUR	10.250% due 1/26/07	178,222
1,553,125		4.005% due 8/3/12 (c)	1,379,812
5,951,899	ARS	Discount Bonds, 5.830% due 12/31/33	2,355,614
800,000		Par bonds, 1.330% due 12/31/38 (c)	298,600

		Total Argentina	4,212,248

Brazil — 3.3%
		Federative Republic of Brazil:
2,200,000		11.000% due 8/17/40	2,647,150
18,330,000		Collective Action Security, 8.000% due 1/15/18	18,953,220
8,889,870		DCB, Series L, 5.250% due 4/15/12	8,684,292

		Total Brazil	30,284,662

Bulgaria — 0.2%
1,715,000		Republic of Bulgaria, 8.250% due 1/15/15 (b)	2,058,000

Chile — 0.2%
2,000,000		Republic of Chile, 5.500% due 1/15/13	2,050,971

China — 0.1%
705,000		People’s Republic of China, 4.750% due 10/29/13	686,639

Colombia — 0.7%
		Republic of Colombia:
1,640,000		11.750% due 2/25/20	2,214,000
4,300,000		8.125% due 5/21/24	4,465,550
145,000		10.375% due 1/28/33	181,975

		Total Colombia	6,861,525

Ecuador — 0.2%
		Republic of Ecuador:
190,000		12.000% due 11/15/12 (b)	190,950
1,835,000		Step bond to yield 12.573% due 8/15/30 (b)	1,651,500

		Total Ecuador	1,842,450

El Salvador — 0.1%
1,175,000		Republic of El Salvador, 7.750% due 1/24/23 (b)	1,277,813

See Notes to Financial Statements.

26      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†	Security#	Value

Malaysia — 0.2%
	Federation of Malaysia:
350,000	8.750% due 6/1/09	$393,223
1,625,000	7.500% due 7/15/11	1,821,621

	Total Malaysia	2,214,844

Mexico — 2.9%
	United Mexican States:
1,170,000	11.375% due 9/15/16	1,696,500
7,770,000	8.125% due 12/30/19	9,318,172
	Medium-Term Notes, Series A:
1,000,000	6.375% due 1/16/13	1,051,250
425,000	5.875% due 1/15/14	433,500
8,325,000	6.625% due 3/3/15	8,901,506
3,425,000	8.000% due 9/24/22	4,092,875
265,000	7.500% due 4/8/33	302,763
600,000	8.300% due 8/15/31	739,500
475,000	Series XW, 10.375% due 2/17/09	551,000

	Total Mexico	27,087,066

Panama — 0.6%
	Republic of Panama:
700,000	7.250% due 3/15/15	738,150
1,915,000	9.375% due 1/16/23	2,336,300
1,625,000	8.875% due 9/30/27	1,901,250
200,000	9.375% due 4/1/29	245,500

	Total Panama	5,221,200

Peru — 0.7%
	Republic of Peru:
380,000	9.125% due 2/21/12	439,945
1,900,000	9.875% due 2/6/15	2,353,625
705,000	7.350% due 7/21/25	715,575
260,000	8.750% due 11/21/33	300,300
2,989,000	FLIRB, 5.000% due 3/7/17 (c)	2,828,341

	Total Peru	6,637,786

Philippines — 0.7%
	Republic of the Philippines:
2,625,000	9.000% due 2/15/13	2,795,625
375,000	8.250% due 1/15/14	385,547
2,175,000	10.625% due 3/16/25	2,516,203
625,000	Senior Notes, 9.500% due 2/2/30	660,937

	Total Philippines	6,358,312

Poland — 0.2%
1,495,000	Republic of Poland, Notes, 5.250% due 1/15/14	1,515,706

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      27

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†	Security#	Value

Russia — 1.4%
	Russian Federation:
1,665,000	11.000% due 7/24/18 (b)	$2,430,900
9,615,000	Step bond to yield 5.000% due 3/31/30 (b)	10,687,673

	Total Russia	13,118,573

South Africa — 0.2%
	Republic of South Africa:
250,000	9.125% due 5/19/09	281,250
1,825,000	6.500% due 6/2/14	1,957,313

	Total South Africa	2,238,563

Supranational — 0.0%
300,000	Corporacion Andina de Fomento, Notes, 4.556% due 1/26/07 (c)	300,225

Turkey — 1.0%
	Republic of Turkey:
200,000	11.750% due 6/15/10	246,000
725,000	11.500% due 1/23/12	917,125
4,150,000	11.000% due 1/14/13	5,229,000
900,000	7.250% due 3/15/15	936,000
1,250,000	7.000% due 6/5/20	1,225,000
800,000	11.875% due 1/15/30	1,163,000

	Total Turkey	9,716,125

Ukraine — 0.2%
1,400,000	Republic of Ukraine, 7.650% due 6/11/13 (b)	1,506,750

Uruguay — 0.1%
	Republic of Uruguay, Benchmark Bonds:
575,000	7.250% due 2/15/11	586,500
750,000	7.500% due 3/15/15	738,750

	Total Uruguay	1,325,250

Venezuela — 0.8%
	Bolivarian Republic of Venezuela:
2,750,000	5.375% due 8/7/10	2,662,000
1,050,000	8.500% due 10/8/14	1,145,550
1,200,000	7.650% due 4/21/25	1,196,400
1,900,000	Collective Action Security, 10.750% due 9/19/13	2,318,000

	Total Venezuela	7,321,950

	TOTAL SOVEREIGN BONDS
	(Cost — $129,249,319)	133,836,658

LOAN PARTICIPATION (c)(e) — 0.1%
United States — 0.1%
1,000,000	UPC Broadband Inc. Term Loan, Tranche H2,
	6.554% due 3/15/12 (Bank of America) (Cost — $1,000,000)	1,009,739

See Notes to Financial Statements.

28      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

COMMON STOCKS — 40.6%
CONSUMER DISCRETIONARY — 4.3%
Hotels, Restaurants & Leisure — 0.4%
13,000	Ctrip.com International Ltd., ADR (a)	$747,890
72,800	McDonald’s Corp.	2,300,480
25,000	Outback Steakhouse Inc.	941,500

	Total Hotels, Restaurants & Leisure	3,989,870

Household Durables — 0.3%
117,400	Newell Rubbermaid Inc. (a)	2,699,026

Media — 2.9%
88,100	Cablevision Systems Corp., New York Group, Class A Shares*	2,184,880
425,000	Charter Communications Inc., Class A Shares (a)*	510,000
22,800	Comcast Corp., Class A Shares*	634,524
178,800	EchoStar Communications Corp., Class A Shares*	4,804,356
206,500	Interpublic Group of Cos. Inc. (a)*	2,133,145
52,875	Liberty Global Inc., Class A Shares*	1,309,714
52,875	Liberty Global Inc., Series C Shares*	1,254,195
172,400	Liberty Media Corp., Class A Shares*	1,374,028
196,100	News Corp., Class B Shares	2,953,266
8,400	NTL Inc. (a)*	515,088
100,000	Regal Entertainment Group, Class A Shares (a)	1,843,000
345,800	SES Global SA, FDR	5,468,862
140,500	Time Warner Inc.	2,505,115

	Total Media	27,490,173

Multiline Retail — 0.3%
56,100	J.C. Penney Co. Inc.	2,872,320

Specialty Retail — 0.4%
35,000	Best Buy Co. Inc.	1,549,100
40,000	Sherwin-Williams Co.	1,702,000

	Total Specialty Retail	3,251,100

	TOTAL CONSUMER DISCRETIONARY	40,302,489

CONSUMER STAPLES — 2.1%
Beverages — 0.1%
25,000	PepsiCo Inc.	1,477,000

Food & Staples Retailing — 0.7%
20,000	CVS Corp.	488,200
162,600	Kroger Co.*	3,235,740
53,000	Wal-Mart Stores Inc.	2,507,430

	Total Food & Staples Retailing	6,231,370

Food Products — 0.5%
25,200	Hormel Foods Corp.	801,360
29,300	Kellogg Co.	1,294,181
50,000	McCormick & Co. Inc., Non Voting Shares	1,514,500
75,000	Sara Lee Corp.	1,338,750

	Total Food Products	4,948,791

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      29

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

Household Products — 0.3%
46,300	Kimberly-Clark Corp.	$2,631,692

Tobacco — 0.5%
63,000	Altria Group Inc.	4,728,150

	TOTAL CONSUMER STAPLES	20,017,003

ENERGY — 6.2%
Energy Equipment & Services — 2.3%
137,700	ENSCO International Inc.	6,277,743
74,200	GlobalSantaFe Corp.	3,305,610
71,500	Halliburton Co.	4,225,650
32,200	Nabors Industries Ltd.*	2,209,886
29,900	National-Oilwell Varco Inc.*	1,867,853
105,000	Pride International Inc.*	2,947,350

	Total Energy Equipment & Services	20,834,092

Oil, Gas & Consumable Fuels — 3.9%
82,500	Arlington Tankers Ltd. (a)	1,837,275
58,100	CNX Gas Corp. (b)*	1,205,575
87,200	Marathon Oil Corp.	5,245,952
196,414	Nexen Inc.	8,119,755
127,000	OPTI Canada Inc.*	3,947,188
17,600	Suncor Energy Inc.	943,888
87,480	Total SA, Sponsored ADR (a)	11,024,230
190,400	Williams Cos. Inc.	4,245,920

	Total Oil, Gas & Consumable Fuels	36,569,783

	TOTAL ENERGY	57,403,875

FINANCIALS — 12.0%
Capital Markets — 0.5%
6,600	Goldman Sachs Group Inc.	834,042
8,000	Lehman Brothers Holdings Inc.	957,360
35,600	Merrill Lynch & Co. Inc.	2,304,744

	Total Capital Markets	4,096,146

Commercial Banks — 1.1%
82,952	Bank of America Corp.	3,628,320
24,700	Comerica Inc.	1,427,166
16,500	Wachovia Corp.	833,580
58,500	Wells Fargo & Co.	3,521,700
13,000	Zions Bancorporation	955,110

	Total Commercial Banks	10,365,876

Consumer Finance — 1.0%
42,200	American Express Co.	2,100,294
95,032	Capital One Financial Corp.	7,255,693

	Total Consumer Finance	9,355,987

Diversified Financial Services — 0.2%
49,940	JPMorgan Chase & Co.	1,828,803

See Notes to Financial Statements.

30      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

Insurance — 0.8%
35,200	AFLAC Inc.	$1,681,856
24,300	American International Group Inc.	1,574,640
8	Berkshire Hathaway Inc., Class A Shares*	687,200
30,800	Chubb Corp.	2,863,476
8,000	Hartford Financial Services Group Inc.	638,000

	Total Insurance	7,445,172

Real Estate — 7.7%
19,300	Alexandria Real Estate Equities Inc.	1,560,405
65,200	AMB Property Corp.	2,880,536
155,000	American Financial Realty Trust	1,908,050
7,400	Apartment Investment and Management Co., Class A Shares	284,160
62,100	Archstone-Smith Trust	2,519,397
60,000	Arden Realty Inc.	2,708,400
25,000	Ashford Hospitality Trust Inc.	262,500
31,900	Avalonbay Communities Inc.	2,751,375
46,500	BioMed Realty Trust Inc.	1,162,965
17,200	Boston Properties Inc.	1,190,584
12,400	BRE Properties Inc., Class A Shares	546,964
66,800	CarrAmerica Realty Corp.	2,199,724
12,000	Developers Diversified Realty Corp.	524,160
20,900	Duke Realty Corp.	712,690
218,000	Equity Office Properties Trust	6,714,400
50,200	Equity Residential	1,970,350
29,800	Federal Realty Investment Trust	1,807,370
60,700	General Growth Properties Inc.	2,578,536
46,000	Global Signal Inc.	1,906,700
47,500	Gramercy Capital Corp.	1,120,525
57,900	Heritage Property Investment Trust (a)	1,887,540
27,000	Highwoods Properties Inc.	761,670
90,000	iStar Financial Inc.	3,318,300
24,800	Kimco Realty Corp.	734,576
70,000	Liberty Property Trust	2,918,300
7,400	Macerich Co.	475,598
100,000	Maguire Properties Inc.	3,000,000
105,000	New Plan Excel Realty Trust Inc. (a)	2,413,950
7,200	Pan Pacific Retail Properties Inc.	457,200
60,000	Prentiss Properties Trust	2,367,600
106,300	ProLogis	4,570,900
39,200	PS Business Parks Inc.	1,824,368
16,400	Public Storage Inc.	1,085,680
26,393	Reckson Associates Realty Corp.	926,394
34,500	Simon Property Group Inc.	2,470,890
41,300	SL Green Realty Corp.	2,809,639
25,000	United Dominion Realty Trust Inc.	553,250
26,900	Vornado Realty Trust	2,178,900

	Total Real Estate	72,064,546

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      31

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

Thrifts & Mortgage Finance — 0.7%
54,950	Freddie Mac	$3,371,183
60,000	Golden West Financial Corp.	3,523,800

	Total Thrifts & Mortgage Finance	6,894,983

	TOTAL FINANCIALS	112,051,513

HEALTH CARE — 4.5%
Biotechnology — 0.8%
74,400	Abgenix Inc. (a)*	773,760
39,500	Amgen Inc.*	2,992,520
28,400	CV Therapeutics Inc. (a)*	711,704
8,700	Genentech Inc.*	788,220
34,400	InterMune Inc. (a)*	467,840
9,800	Invitrogen Corp.*	623,182
34,600	Protein Design Labs Inc.*	969,492

	Total Biotechnology	7,326,718

Health Care Equipment & Supplies — 0.3%
63,800	Boston Scientific Corp.*	1,602,656
37,400	DJ Orthopedics Inc. (a)*	1,087,592

	Total Health Care Equipment & Supplies	2,690,248

Health Care Providers & Services — 1.4%
18,600	Aetna Inc.	1,647,216
32,700	Coventry Health Care Inc.*	1,765,473
33,000	DaVita Inc.*	1,622,940
15,700	PacifiCare Health Systems Inc.*	1,293,052
29,800	UnitedHealth Group Inc.	1,725,122
64,500	WellPoint Inc.*	4,816,860

	Total Health Care Providers & Services	12,870,663

Pharmaceuticals — 2.0%
61,500	Abbott Laboratories	2,647,575
49,200	GlaxoSmithKline PLC, Sponsored ADR	2,557,908
51,100	Novartis AG, Sponsored ADR	2,750,202
93,400	Pfizer Inc.	2,030,516
23,900	Sanofi-Aventis	1,915,333
23,100	Sanofi-Aventis, ADR	926,772
53,000	Schering-Plough Corp.	1,078,020
66,800	Sepracor Inc.*	3,757,500
22,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR (a)	869,136
15,300	Wyeth	681,768

	Total Pharmaceuticals	19,214,730

	TOTAL HEALTH CARE	42,102,359

INDUSTRIALS — 3.0%
Aerospace & Defense — 1.0%
98,400	Boeing Co.	6,360,576
90,000	Raytheon Co.	3,325,500

	Total Aerospace & Defense	9,686,076

See Notes to Financial Statements.

32      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

Building Products — 0.2%
52,800	American Standard Cos. Inc.	$2,008,512

Commercial Services & Supplies — 0.2%
35,700	Avery Dennison Corp.	2,022,405

Construction & Engineering — 0.3%
100,500	Chicago Bridge & Iron Co. NV, New York Shares (a)	2,241,150

Industrial Conglomerates — 1.2%
259,800	General Electric Co.	8,809,818
30,100	Textron Inc.	2,168,404

	Total Industrial Conglomerates	10,978,222

Machinery — 0.1%
21,300	Navistar International Corp.*	586,176

Trading Companies & Distributors — 0.0%
9,600	MSC Industrial Direct Co. Inc., Class A Shares	366,528

	TOTAL INDUSTRIALS	27,889,069

INFORMATION TECHNOLOGY — 2.8%
Communications Equipment — 1.0%
154,375	ADC Telecommunications Inc. (a)*	2,693,844
42,451	Comverse Technology Inc.*	1,065,520
159,000	Nokia Oyj, Sponsored ADR	2,674,380
755,700	Nortel Networks Corp.*	2,456,025

	Total Communications Equipment	8,889,769

Computers & Peripherals — 0.1%
40,000	EMC Corp.*	558,400

Internet Software & Services — 0.4%
133,900	Digitas Inc.*	1,446,120
8,500	Netease.com Inc. ADR*	648,295
81,900	SINA Corp.*	2,076,165

	Total Internet Software & Services	4,170,580

IT Services — 0.1%
50,000	Wright Express Corp.*	1,079,000

Semiconductors & Semiconductor Equipment — 0.5%
80,000	Applied Materials Inc.	1,310,400
20,000	ASML Holding NV, NY Registered Shares*	339,600
74,300	Maxim Integrated Products Inc.	2,576,724

	Total Semiconductors & Semiconductor Equipment	4,226,724

Software — 0.7%
42,500	Cognos Inc.*	1,595,025
14,000	Macromedia Inc.*	614,880
175,400	Microsoft Corp.	4,507,780

	Total Software	6,717,685

	TOTAL INFORMATION TECHNOLOGY	25,642,158

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      33

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

MATERIALS — 1.3%
Chemicals — 0.7%
61,700	Air Products & Chemicals Inc.	$3,531,708
62,000	E.I. du Pont de Nemours & Co.	2,584,780

	Total Chemicals	6,116,488

Containers & Packaging — 0.1%
20,000	Sealed Air Corp.*	1,006,200

Metals & Mining — 0.5%
153,400	Barrick Gold Corp.	3,873,350
56,200	Compass Minerals International Inc. (a)	1,258,318

	Total Metals & Mining	5,131,668

	TOTAL MATERIALS	12,254,356

TELECOMMUNICATION SERVICES — 2.6%
Diversified Telecommunication Services — 0.7%
276,800	Citizens Communications Co.	3,388,032
80,000	IDT Corp., Class B Shares*	955,200
107,600	Telewest Global Inc.*	2,454,356

	Total Diversified Telecommunication Services	6,797,588

Wireless Telecommunication Services — 1.9%
60,800	ALLTEL Corp.	3,761,088
216,197	American Tower Corp., Class A Shares*	5,156,299
174,300	Dobson Communications Corp., Class A Shares*	1,270,647
313,968	Sprint Nextel Corp.	7,318,594

	Total Wireless Telecommunication Services	17,506,628

	TOTAL TELECOMMUNICATION SERVICES	24,304,216

UTILITIES — 1.8%
Electric Utilities — 0.3%
100,000	ITC Holdings Corp.	2,750,000

Independent Power Producers & Energy Traders — 0.9%
133,000	AES Corp.*	2,113,370
73,800	NRG Energy Inc. (a)*	3,174,138
33,600	TXU Corp.	3,385,200

	Total Independent Power Producers & Energy Traders	8,672,708

Multi-Utilities — 0.6%
123,300	Sempra Energy	5,462,190

	TOTAL UTILITIES	16,884,898

	TOTAL COMMON STOCKS
	(Cost — $337,078,574)	378,851,936

PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Auto Components — 0.0%
14,000	Delphi Trust I, 8.250% (a) (Cost — $368,200)	103,600

See Notes to Financial Statements.

34      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security#	Value

CONVERTIBLE PREFERRED STOCKS — 1.9%
ENERGY — 0.2%
Energy Equipment & Services — 0.2%
38,000	Hanover Compressor Capital Trust, 7.250% (a)	$1,814,500

FINANCIALS — 1.5%
Real Estate — 1.1%
167,000	Host Marriott Finance Trust, 6.750%	9,164,125
26,000	Simon Property Group Inc., 6.000%	1,612,000

		10,776,125

Thrifts & Mortgage Finance — 0.4%
77,000	Sovereign Capital Trust IV, 4.375%	3,455,375

	TOTAL FINANCIALS	14,231,500

TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
12,514	Dobson Communications Corp., 6.000%	2,108,609

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $17,521,622)	18,154,609

Contracts

PURCHASED OPTION — 0.3%
2,300	S&P 500 Index, Put @ 1,175, Expires 12/05
	(Cost — $3,019,900)	2,530,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $803,642,084)	838,343,375

Face
Amount

SHORT-TERM INVESTMENTS — 10.1%
Repurchase Agreements — 0.9%
$ 3,523,000	Interest in $572,678,000 joint tri-party repurchase agreement
	dated 10/31/05 with Deutche Bank Securities Inc., 4.000%
	due 11/1/05; Proceeds at maturity — $3,523,391; (Fully
	collateralized by various U.S. Government Agency Obligations
	0.000% to 7.125% due 11/28/05 to 1/15/30;
	Market value — $3,593,480)	3,523,000
5,000,000	Interest in $689,187,000 joint tri-party repurchase agreement
	dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc.,
	4.000% due 11/1/05; Proceeds at maturity — $5,000,556;
	(Fully collateralized by U.S. Treasury obligations, 0.000% to
	3.750% due 11/3/05 to 5/15/08; Market value — $5,100,011)	5,000,000

	Total Repurchase Agreements (Cost — $8,523,000)	8,523,000

Shares

Securities Purchased from Securities Lending Collateral — 9.2%
85,925,599	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost — $85,925,599)	85,925,599

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      35

Schedule of Investments (October 31, 2005) (continued)

Value

TOTAL SHORT-TERM INVESTMENTS
(Cost — $94,448,599)	$94,448,599

TOTAL INVESTMENTS — 100.0%
(Cost — $898,090,683**)	$932,791,974

#	All securities (except those on loan) are segregated as collateral pursuant to revolving credit facility.

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise indicated.

‡	Security is exchangeable for Sprint Nexel Corp. Common Stock.

(a)	All or a portion of this security is on loan (See Notes 1 and 3).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Coupon rates disclosed are those which are in effect at October 31, 2005.

(d)	Security is currently in default.

(e)	Participation interest was acquired through the financial institution indicated parenthetically.

**	Aggregate cost for federal income tax purposes is $899,839,147.

Abbreviations used in this schedule:
ADR — American Depositary Receipt
ARS — Argentine Peso
DCB — Debt Conversion Bond
EUR — Euro Currency
FDR — Foreign Depositary Receipt
FLIRB — Front-Loaded Interest Reduction Bonds
MASTR — Mortgage Asset Securitization Transactions Inc.
NIM — Net Interest Margin
PAC — Planned Amortization Cost

See Notes to Financial Statements.

36      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $898,090,683)	$932,791,974
Foreign currency, at value (Cost — $838)	835
Cash	146
Receivable for swap contracts	1,940
Receivable for securities sold	8,643,459
Dividends and interest receivable	6,504,109
Prepaid expenses	12,454

Total Assets	947,954,917

LIABILITIES:
Loan payable (Notes 1 and 4)	220,000,000
Payable for loaned securities collateral (Notes 1 and 3)	85,925,599
Payable for securities purchased	2,134,173
Interest payable (Note 4)	720,266
Management fee payable	623,208
Payable for offering costs	442,559
Payable for Fund shares repurchased	223,668
Payable for swap contracts	5,424
Directors’ fees payable	145
Accrued expenses	225,556

Total Liabilities	310,300,598

Total Net Assets	$637,654,319

NET ASSETS:
Par value ($0.001 par value; 32,382,706 shares issued and outstanding;
100,000,000 shares authorized)	$32,383
Paid-in capital in excess of par value	603,674,127
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(751,862)
Net unrealized appreciation on investments and foreign currency transactions	34,699,671

Total Net Assets	$637,654,319

Shares Outstanding	32,382,706

Net Asset Value	$19.69

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      37

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$28,798,058
Dividends	9,524,758
Income from securities lending	199,025
Less: Foreign taxes withheld	(118,810)

Total Investment Income	38,403,031

EXPENSES:
Interest expense (Notes 3 and 4)	7,777,427
Management fee (Note 2)	7,311,175
Shareholder reports	180,981
Custody fees	161,087
Directors’ fees	61,365
Audit and tax	60,746
Legal fees	45,565
Transfer agent fees	25,159
Loan fees	21,266
Stock exchange listing fees	20,830
Insurance	7,499
Miscellaneous expenses	4,650

Total Expenses	15,677,750

Net Investment Income	22,725,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	28,057,054
Swap contracts	3,608
Foreign currency transactions	(100,286)
Option contracts	(17,321,069)

Net Realized Gain	10,639,307

Change in Net Unrealized Appreciation/Depreciation From:
Investments	32,522,448
Foreign currency transactions	(2,007)
Option contracts	7,151,350

Change in Net Unrealized Appreciation/Depreciation	39,671,791

Increase from payment by affiliate	21,460

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	50,332,558

Increase in Net Assets From Operations	$73,057,839

See Notes to Financial Statements.

38      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets
(For the year ended October 31, 2005 and the period ended October 31, 2004(1))

	2005	2004(1)

OPERATIONS:
Net investment income	$22,725,281	$12,181,904
Net realized gain (loss)	10,639,307	(1,394,587)
Change in net unrealized appreciation/depreciation	39,671,791	(4,972,120)
Increase from payment by Affiliate	21,460	—

Increase in Net Assets From Operations	73,057,839	5,815,197

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(32,052,389)	(13,404,047)
Net realized gains	(7,365,538)	—
Return of capital	—	(6,373,531)

Decrease in Net Assets From Distributions to Shareholders	(39,417,927)	(19,777,578)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (32,950,000 shares issued,
net of $1,318,000 offering costs)	—	628,027,000
Reinvestment of distributions (8,859 shares issued)	—	159,269
Cost of shares repurchased (581,400 shares repurchased)	(10,309,481)	—

Increase (Decrease) in Net Assets From Fund Share Transactions	(10,309,481)	628,186,269

Increase in Net Assets	23,330,431	614,223,888
NET ASSETS:
Beginning of year	614,323,888	100,000

End of year*	$637,654,319	$614,323,888

* Includes overdistributed net investment income of:	—	$(918,153)

(1)	For the period February 24, 2004 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      39

Statement of Cash Flows (For the year ended October 31, 2005)

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Interest and dividends received	$35,929,527
Operating expenses paid	(7,843,678)
Net sales of short-term investments	31,092,350
Realized loss on foreign currency transactions	(100,286)
Realized loss on options	(17,321,069)
Realized gain on swap contracts	3,608
Net change in unrealized depreciation on foreign currencies	(2,007)
Purchases of long-term investments	(535,353,068)
Proceeds from disposition of long-term investments	550,885,116
Interest paid	(7,435,327)

Net Cash Flows Provided By Operating Activities	49,855,166

CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(39,417,927)
Cost of shares repurchased	(10,085,813)
Offering costs paid	(351,019)

Net Cash Flows Used By Financing Activities	(49,854,759)

NET INCREASE IN CASH	407
Cash and foreign currency Beginning of year	574

Cash and foreign currency End of year	$981

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$73,057,839

Accretion of discount on investments	(3,270,499)
Amortization of premium on investments	1,725,257
Increase in investments, at value	(15,248,259)
Decrease in payable for securities purchased	(2,325,160)
Increase in interest receivable	(928,262)
Increase in receivable for securities sold	(3,554,495)
Increase in prepaid expenses	(12,454)
Increase in interest payable	342,100
Increase in accrued expenses	69,099

Total Adjustments	(23,202,673)

Net Cash Flows Provided By Operating Activities	$49,855,166

See Notes to Financial Statements.

40      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended October 31, unless otherwise noted:

	2005(1)		2004(1)(2)

Net Asset Value, Beginning of Year	$18.64		$19.06	(3)

Income (Loss) From Operations:
Net investment income	0.69		0.37
Net realized and unrealized gain (loss)	1.52		(0.19)

Total Income From Operations	2.21		0.18

Gain From Repurchase of Stock	0.04		—

Less Distributions From:
Net investment income	(0.98)		(0.40)
Realized gains	(0.22)		—
Return of capital	—		(0.20)

Total Distributions	(1.20)		(0.60)

Net Asset Value, End of Year	$19.69		$18.64

Market Price, End of Year	$17.19		$17.24

Total Return, Based on Net Asset Value	12.34	%(5)	1.06	%‡

Total Return, Based on Market Price Per Share(4)	6.85	%(5)	(10.74	)%‡

Net Assets, End of Year (000s)	$637,654		$614,324

Ratios to Average Net Assets:
Expenses	2.45%		1.54	%(6)
Expenses, excluding interest expense	1.23		1.15	(6)
Net investment income	3.55		2.97	(6)

Portfolio Turnover Rate	64%		39%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$220,000		$220,000
Asset Coverage for Loan Outstanding	390%		379%
Weighted Average Loan (000s)	$220,000		$105,783
Weighted Average Interest Rate on Loans	3.54%		2.22%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period February 24, 2004 (commencement of operations) through October 31, 2004.

(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results and the broker commission paid to purchase or sell a share is excluded.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)	Annualized.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

See Notes to Financial Statements.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      41

Notes to Financial Statements

1. Organization and Significant Accounting Policies
The Salomon Brothers Capital and Income Fund Inc. (“Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks total return with an emphasis on income by investing primarily in a portfolio consisting of a broad range of equity and fixed income securities of both U.S. and foreign issuers.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of

42      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

     The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

     (d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

     The Fund will assume the credit risk of both the borrower and the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     (e) Credit, Exchange Rate and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

     (f ) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

     (g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      43

Notes to Financial Statements (continued)

and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Gain	Capital

(a)	$7,896,747	—	$(7,896,747)

(b)	2,348,514	$(2,348,514)	—

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of credit default swap contracts.

44      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates
Salomon Brothers Asset Management Inc (“SBAM”), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 0.85% of the Fund’s average daily net assets (plus any borrowings).

     During the year ended October 31, 2005, SBAM reimbursed the Fund in the amount of $21,460 for losses incurred resulting from an investment transaction error.

     At October 31, 2005, Citigroup Financial Products Inc., another indirect wholly-owned subsidiary of Citigroup, held 5,789 shares of the Fund.

     Certain officers and/or directors of the Fund are also officers and/or directors of SBAM and do not receive compensation from the Fund.

3. Investments
During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$531,010,778	$2,017,130

Sales	549,440,539	—

     At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,274,357
Gross unrealized depreciation	(29,321,530)

Net unrealized appreciation	$32,952,827

     At October 31, 2005, the Fund loaned securities having a market value of $84,035,780. The Fund received cash collateral amounting to $85,925,599 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

     At October 31, 2005, the Fund held loan participations with a total cost of $1,000,000 and a total market value of $1,009,739.

4. Loan
At October 31, 2005, the Fund had a $220,000,000 loan pursuant to a revolving credit and security agreement with Crown Point Capital Company LLC and Citicorp North America, Inc. (“CNA”). In addition, CNA acts as administrative agent of the credit facility. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstand-

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      45

Notes to Financial Statements (continued)

ing and any additional expenses. For the year ended October 31, 2005, the Fund incurred interest expense on this loan in the amount of $7,777,427.

5. Dividends Subsequent to October 31, 2005
On July 25, 2005, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.10 per share payable on November 25, 2005 to shareholders of record on November 15, 2005.

     On November 18, 2005, the Fund’s board declared three distributions in the amounts of $0.10 per share, payable on December 30, 2005, January 27, 2006 and February 24, 2006 to shareholders of record on December 27, 2005, January 24, 2006 and February 21, 2006, respectively.

6. Capital Shares
On May 14, 2004, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. On June 28, 2005, the Fund commenced this share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 581,400 shares with a total cost of $10,309,481 at the weighted average discount of 12.10% per share.

7. Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions from Net Investment Income:

Record Date:	11/15/2005

Payable Date:	11/25/2005

Class A	0.1000

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2005	2004

Distributions paid from:
Ordinary Income	$39,252,185	$13,404,047
Net Long-term Capital Gains	165,742	—

Total Taxable Distributions	$39,417,927	$13,404,047
Tax Return of Capital	—	6,373,531

Total Distributions Paid	$39,417,927	$19,777,578

46      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences (a)	$489,900
Unrealized appreciation (b)	33,457,909

Total Accumulated Earnings/(Losses) — net	$33,947,809

During the taxable year ended October 31, 2005, the Fund utilized all $9,064,399 of its capital loss carryover available from prior periods.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized lossses on certain options contracts.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax def-feral of losses on wash sales, the difference between book and tax amortization methods for discounts and premiums on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the difference between the book and tax cost basis of investmments in real estate investment trusts.

8. Change in Independent Registered Public Accounting Firm (unaudited)
PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The report of PricewaterhouseCoopers LLP on the Fund’s financial statements for the period February 24, 2004 (commencement of operations) through October 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the period February 24, 2004 (commencement of operations) through October 31, 2004 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such period.

9. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      47

Notes to Financial Statements (continued)

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved a new transfer agent contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

     This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

48      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

10. Other Matters
The Fund has received information from SBAM as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

     Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

11. Subsequent Events
On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Capital and Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Capital and Income Fund Inc. as of October 31, 2005, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period February 24, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Capital and Income Fund Inc. as of October 31, 2005, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2005

50      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background
The members of the Board of Salomon Brothers Capital and Income Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

     At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement
The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      51

Board Approval of Management Agreement (unaudited)
(continued)
Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

     The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

     The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its bench-mark(s) and Lipper peers.

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as “income and preferred stock funds” by Lipper, showed that the Fund’s performance since inception presented was slightly below the median.

     Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory.

Management Fees and Expense Ratios
The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and con-

52      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)
sidered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 closed-end funds (including the Fund) classified as “leveraged income and preferred funds” by Lipper, showed that the Fund’s Contractual Management Fees were equal to the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was equal to the median, and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

     Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

     The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability
The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      53

Board Approval of Management Agreement (unaudited)
(continued)

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

     Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information
On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised Fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New

54      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)
Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

     To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

     On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

     At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

     Among other things, the Board Members considered:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)	that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures,

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      55

Board Approval of Management Agreement (unaudited)
(continued)

employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM fund, including the Fund, subject to applicable regulatory requirements;

(iii)	that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund, and its shareholders by the Adviser, including compliance services;

(iv)	the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v)	that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi)	the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii)	that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii)	the potential effects of regulatory restrictions on CAM funds if Citigroup-affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x)	the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and, where applicable, the benefits of a single, uniform form of agreement covering these services;

(xi)	that in July 2005 each Board had performed a full annual review of the Funds Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent

56      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

     Certain of these considerations are discussed in more detail below.

     In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided
In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      57

Board Approval of Management Agreement (unaudited)
(continued)
and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

     The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

     Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

58      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

Costs of Services Provided and Profitability
In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreements, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including the Fund, was not excessive.

     The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits
In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale
     In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      59

Board Approval of Management Agreement (unaudited)
(continued)
Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance
The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

60      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers
The business and affairs of Salomon Brothers Capital and Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman	Director and	Since	President,	37	None
Colman Consulting Co.	Member of	2003	Colman
278 Hawley Road	the Nominating		Consulting Co.
North Salem, NY 10560	and Audit
Birth year: 1946	Committees,
Class I

Daniel P. Cronin	Director and	Since	Formerly, Associate	34	None
24 Woodlawn Avenue	Member of	2003	General Counsel,
New Rochelle, NY 10804	the Nominating		Pfizer Inc.
Birth year: 1946	and Audit
Committees,
Class I

Leslie H. Gelb	Director and	Since	President, Emeritus	34	Director of two
150 East 69th Street	Member of	2003	and Senior Board Fellow,		registered
New York, NY 10021	the Nominating		The Council on Foreign		investment
Birth year: 1937	and Audit		Relations; Formerly,		companies
	Committees,		Columnist, Deputy		advised by
	Class II		Editorial Page Editor		Blackstone Asia
			and Editor, Op-Ed Page,		Advisors L.L.C.
			The New York Times		(“Blackstone”)

William R. Hutchinson	Director and	Since	President, W.R.	44	Associated
535 N. Michigan Avenue	Member of	2003	Hutchinson & Associates		Banc-Corp.
Suite 1012	Nominating		Inc.; Formerly Group Vice
Chicago, IL 60611	and Audit		President, Mergers and
Birth year: 1942	Committees,		Acquisitions, BP Amoco
	Class II		P.L.C.

Riordan Roett	Director and	Since	Professor and Director	34	None
The Johns Hopkins	Member of	2003	Latin American Studies
University	the Nominating		Program, Paul H. Nitze
1740 Massachusetts	and Audit		School of Avanced
Ave., NW	Committees,		International Studies,
Washington, DC 20036	Class III		The Johns Hopkins
Birth year: 1938			University

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of	2003	Professor of		registered
The Fletcher School of	the Nominating		Commercial Law and		investment
Law & Diplomacy	and Audit		formerly Dean, The		companies
160 Packard Avenue	Committees,		Fletcher School of		advised by
Medford, MA 02155	Class III		Law & Diplomacy,		Blackstone
Birth year: 1938			Tufts University

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      61

Additional Information (unaudited) (continued)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Interested Director:
R. Jay Gerken, CFA(2)	Director,	Since	Managing Director	171	None
Citigroup Asset	Chairman	2003	of CAM; Chairman,
Management (“CAM”)	and Chief		President, Chief Executive
399 Park Avenue	Executive Officer,		Officer and Director of
Mezzanine	Class II		Smith Barney Fund
New York, NY 10022			Management LLC
Birth year: 1951			(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with CAM;
Formerly Porfolio
Manager of Smith Barney
Allocation Series Inc. (from
1996 to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2000)

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President and	2003	Senior Vice President
125 Broad Street,	Chief		and Chief Administrative
11th Floor	Administrative		Officer of mutual funds
New York, NY 10004	Officer		associated with CAM;
Birth year: 1956			Treasurer of certain
mutual funds associated
with CAM; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001); Head
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

62      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Frances M. Guggino	Chief Financial	Since	Director of CAM;	N/A	N/A
CAM	Officer and	2003	Chief Financial Officer
125 Broad Street	Treasurer		and Treasurer of certain
10th Floor			mutual funds associated
New York, NY 10004			with CAM. Controller of
Birth year: 1957			certain mutual funds
associated with CAM
from (1999 to 2004)

James E. Craige, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	2003	CAM and SBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Birth Year: 1967

Mark J. McAllister, CFA	Vice President	Since	Managing Director of CAM;	N/A	N/A
CAM	and Investment	2003	Investment Officer of SBFM
399 Park Avenue,	Officer
4th Floor
New York, NY 10022
Birth Year: 1962

Michael Sedoy, CFA	Vice President	Since	Director of CAM and SBAM	N/A	N/A
CAM	and Investment	2005
399 Park Avenue,	Officer
4th Floor
New York, NY 10022
Birth Year:

Beth A. Semmel, CFA	Executive Vice	Since	Managing Director of CAM	N/A	N/A
CAM	President	2003	and SBAM
399 Park Avenue
4th Floor
New York, NY 10022
Birth Year: 1960

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      63

Additional Information (unaudited) (continued)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Andrew Beagley	Chief	Since	Director of CAM	N/A	N/A
CAM	Compliance	2004	(since 2000); Director
399 Park Avenue	Officer		of Compliance, North
4th Floor			America, CAM (since
New York, NY 10022			2000); Chief Anti-Money
Birth Year: 1962			Laundering Compliance
Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with CAM;
Director of Compliance,
Europe, the Middle East
and Africa. CAM (from 1999
to 2000); Chief Compliance
Officer SBFM, CFM, TIA
Salomon Brothers Asset
Management Limited,
Smith Barney Global
Capital Management Inc.

Wendy S. Setnicka	Controller	Since	Vice President of	N/A	N/A
CAM		2003	CAM (since 2003);
125 Broad Street			Controller of certain
10th Floor			mutual funds associated
New York, NY 10004			with CAM; Assistant
Birth Year: 1964			Controller of CAM
(from 2002 to 2004);
Accounting Manager
of CAM (from 1998
to 2002)

Robert I. Frenkel	Secretary and Since		Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth year: 1954			1994); Secretary of CFM
(from 2001 to 2004);
Secretary and Chief Legal
Officer of mutual funds
associated with CAM

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

64      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Annual Chief Executive Officer and
Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      65

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

     If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

     (2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distibution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

     The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

     You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any

66      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

     There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

     The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report      67

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005

Record Date:	Monthly
Payable Date:	Monthly

Qualified Dividend Income for Individuals	16.73%

Dividends Qualifying for the Dividends Received Deduction for Corporations	13.80%

Additionally $0.0051 per share of the October 2005 monthly distribution has been redesignated as long-term capital gain.

Please retain this information for your records.

68      Salomon Brothers Capital and Income Fund Inc. 2005 Annual Report

Salomon Brothers Capital and Income Fund Inc. 125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	AND ADMINISTRATOR
Daniel P. Cronin	Salomon Brothers Asset
Leslie H. Gelb	Management Inc.
R. Jay Gerken, CFA	399 Park Avenue
William R. Hutchinson	New York, New York 10022
Riordan Roett
Jeswald W. Salacuse	CUSTODIAN
State Street Bank
OFFICERS	& Trust Company
R. Jay Gerken, CFA	225 Franklin Street
Chairman, President and	Boston, Massachusetts 02110
Chief Executive Officer
TRANSFER AGENT
Andrew B. Shoup	American Stock Transfer &
Senior Vice President and	Trust Company
Chief Administrative Officer	59 Maiden Lane
New York, New York 10038
James E. Craige, CFA
Executive Vice President	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Mark J. McAllister, CFA	KPMG LLP
Executive Vice President	345 Park Avenue
New York, NY 10154
Michael Sedoy, CFA
Executive Vice President	LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
Beth A. Semmel, CFA	425 Lexington Avenue
Executive Vice President	New York, New York 10017

Frances M. Guggino	NEW YORK STOCK
Chief Financial Officer and	EXCHANGE SYMBOL
Treasurer	SCD

Andrew Beagley
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

This report is transmitted
to the shareholders of
Salomon Brothers Capital
and Income Fund Inc. for
their information. This is not
a prospectus, circular or rep-
resentation intended for use
in the purchase of shares of
the Fund or any securities
mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0821           05-9417

Salomon Brothers Capital and
Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-725-6666.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-725-6666, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that
William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,”
and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers
LLP (“PWC”) resigned as the Registrant’s principal accountant (the
“Auditor”). The Registrant’s audit committee approved the
engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended October 31, 2005. The
aggregate fees billed in the last two fiscal years ending October
31, 2004 and October 31, 2005 (the "Reporting Periods") for
professional services rendered by PWC for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2004 and $53,000 in 2005. KPMG has not billed the
Registrant for professional services rendered as of October 31,
2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2004 and $8,500 in
2005.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the
Salomon Brothers Capital and Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting
Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning ("Tax Services") were $5,900 in 2004 and $0 in 2005. These services consisted of (i) review or preparation of
U.S. federal, state, local and excise tax returns; (ii) U.S.
federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and
(iii) tax advice regarding tax qualification matters and/or
treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2005, KPMG has not billed the
Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-
approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-
audit services rendered by PWC to Salomon Brothers Asset Management
(“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon
Brothers Capital and Income Fund, requiring pre-approval by the
Audit Committee for the period May 6, 2003 through October 31, 2004 and for the year ended October 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various
Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and
$1.3 million, respectively, all of which were pre-approved by the
Audit Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by
PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Capital and
Income Fund requiring pre-approval by the Audit Committee in the
Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures
described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and
implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
(v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the
Public Company Accounting Oversight Board determines, by
regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5%
of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-
audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Capital and Income Fund, the
percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and
2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PwC for services rendered to Salomon
Brothers Capital and Income Fund and CAM and any entity
controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Capital and Income
Fund during the reporting period were $6.4 million and $2.7 million for the years ended October 31, 2004 and October 31, 2005,
respectively.

Non-audit fees billed by KPMG for services rendered to Salomon
Brothers Capital and Income Fund and CAM and any entity
controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Capital and Income
Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2004 and October 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Capital and Income Fund‘s Audit
Committee has considered whether the provision of non-audit
services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers Capital and Income Fund or
to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange
Act. The Audit Committee consists of the following Board members:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the
Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.
(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting
policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a
recommendation with regard to proxy votes. However, such
recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such
enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in
accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of
categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated
position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the
Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of
interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an
obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client
accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance
personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or
banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the
existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s
decision-making in voting proxies. If it is determined by the
Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a

material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.		[RESERVED]

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended
(the “1940 Act”)) are effective as of a date within 90 days
of the filing date of this report that includes the
disclosure required by this paragraph, based on their
evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the
Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.		EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Capital and Income Fund Inc.

Date:	January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Capital and Income Fund Inc.

Date:	January 9, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Capital and Income Fund Inc.

Date:	January 9, 2006